UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2003

 Datatec Systems, Inc.
(Exact name of registrant as specified in its chapter)

 Delaware
(State or other jurisdiction
of incorporation)

 000-20688
(Commission
File Number)

 94-2914253
(IRS Employer
Identification No.)

 23 Madison Road, Fairfield, New Jersey
(Address of principal executive offices)

 07004
(Zip Code)

Registrant's telephone number, including area code: (973) 808-4000

 N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit

Description of Document

99.1

Press Release dated June 26, 2003

Item 9.  Regulation FD Disclosure  (Information Provided under Item 12 - Results of Operations and Financial Condition).

On June 26, 2003, Datatec Systems, Inc. (the "Company") announced un-audited financial results for the quarter ending April 30, 2003, un-audited results for the year ending April 30, 2003 and guidance for the fiscal year ending April 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance contained in SEC Release No. 33-8216 the information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 9 rather than under Item 12.  This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 DATATEC SYSTEMS, INC.
(Registrant)

Date: June 26, 2003

/s/ Isaac J. Gaon

 President and
Chief Executive Officer

*Print name and title of the signing officer under his signature.